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                                                                   EXHIBIT 10.55


                          ABM INDUSTRIES INCORPORATED

                             AMENDMENT NO. 2 TO THE

                  "PRICE-VESTED" PERFORMANCE STOCK OPTION PLAN

     ABM INDUSTRIES INCORPORATED, having established the "Price-Vested" Performance Stock Option Plan (the "Plan") on December 17, 1996, hereby amends the Plan, effective as of April 19, 1999 as follows:

     The Plan is amended by adding a final sentence to Subsection 5.d to read as follows:

     Notwithstanding any inconsistent or contrary provision of the Plan, in the event an Optionee who is at least age 64 dies while in the service of the Company or of a subsidiary of the Company, the then unvested portion of such Optionee's Stock Options granted after April 19, 1999 shall immediately vest and become fully exercisable as of the date of such death.

     IN WITNESS WHEREOF, ABM INDUSTRIES INCORPORATED, by its duly authorized officer, has executed this Amendment No. 2 on the date indicated below.

                                             ABM INDUSTRIES INCORPORATED

                                             BY: /s/ LORRAINE P. O'HARA
                                                -----------------------------

                                          TITLE: Assistant Secretary
                                                -----------------------------

                                          DATED: October 13, 1999
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